Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of TPCO Holding Corp. (the “Company”) on Form 10-Q for the period ended March 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mike Batesole, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 16, 2022	/s/ Mike Batesole
Mike Batesole
Chief Financial Officer
(Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to TPCO Holding Corp. and will be retained by TPCO Holding Corp. and furnished to the Securities and Exchange Commission or its staff upon request.